MANPOWER INC. 2008 3 rd QUARTER RESULTS OCTOBER 21, 2008 Exhibit 99.2

Manpower Inc. 2008 3   Quarter Results
rd
Forward Looking Statement
This presentation includes forward-looking statements which are subject to risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements.
Forward-looking statements can be identified by words such as
“expect,” “plan,” “may,” “will,” and similar expressions.  Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the Company’s Annual Report on Form 10-K dated
December 31, 2007, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings.

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Manpower

Manpower Inc. 2008 3   Quarter Results
rd
380 bps
142% CC
Operating Profit
$21M
OP Margin
0.4%
Revenue
$5.7B
Gross Margin
18.1%
EPS ($.55)
7%
1% CC
27 bps
135%
91%
96% CC
Q3 Highlights
Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site.
Consolidated Financial Highlights
(1)
Excludes the impact of the goodwill and intangible asset impairment from 2008 and the French payroll tax change from 2007.
As
Reported
5% CC
7%
1% CC
30 bps
40 bps
3%
6%
12% CC
Excluding
Non-recurring
Items
(1)

Manpower Inc. 2008 3   Quarter Results
rd
18.13%
18.40%
15%
16%
17%
18%
19%
Q3 2007 Decrease in
Impact of
Payroll Tax
Changes
Temporary
Recruitment
Permanent
Recruitment
Mix -
Specialty
Q3 2008
- 0.12%
+ 0.28%
+ 0.14%
- 0.57%
Consolidated Gross Profit Margin Change

Manpower Inc. 2008 3   Quarter Results
rd
United States Segment
(9% of Revenue)
Q3 Financial Highlights
4%
OUP Margin
2.3%
250 bps
Revenue
$520M
OUP
$12M
50%
Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.
(1)
The results above include the impact of acquisitions.  On an organic basis, revenue decreased 10%.
(1)

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Manpower

Manpower Inc. 2008 3   Quarter Results
rd
France Segment
(33% of Revenue)
Q3 Financial Highlights
OUP Margin
3.5%
Revenue
$1.9B
OUP
$66M
1%
8% CC
40 bps
10%
18% CC
(1)
Excludes the impact of the French payroll tax change from 2007.
As
Reported
1%
8% CC
190 bps
34%
40% CC
(1)
Excluding
Non-recurring
Items

Manpower Inc. 2008 3   Quarter Results
Other EMEA Segment
(35% of Revenue)
Q3 Financial Highlights
OUP Margin
3.9%
Revenue
$2.0B
OUP
$76M
12%
8% CC
40 bps
2%
2% CC
(1)
(1)
The results above include the results of Vitae, which was acquired in April 2008.  On an organic basis, revenue increased 10% in USD (6% in CC).
(1)
rd

Manpower Inc. 2008 3   Quarter Results
37%
21%
5%
16%
-17%
6%
25%
7%
26%
0%
-2%
17%
-9%
24%
16%
-6%
Other
Spain
Belgium
Netherlands
Germany
UK - Manpower
Elan
Nordics
Other EMEA – Q3 Revenue Growth YoY
Revenue Growth - CC Revenue Growth
% of Segment
Revenue
18%
17%
13%
12%
10%
6%
17%
(1)
(1)
The Netherlands results include the results of Vitae, which was acquired in April 2008.  On an organic basis, revenue increased 10% in USD (1% in CC).
7%
rd

9 Manpower Inc. 2008 3 Quarter Results Italy Segment (7% of Revenue) Q3 Financial Highlights OUP Margin 7.8% Revenue $376M OUP $29M 12% 2% CC 50 bps 19% 9% CC rd

10 Manpower Inc. 2008 3 Quarter Results Jefferson Wells Segment (1% of Revenue) Q3 Financial Highlights OUP Margin - 2.1% Revenue $74M OUP $(2M) 10 bps 13% N/A rd

11 Manpower Inc. 2008 3 Quarter Results 34% 39% CC Right Management Segment (2% of Revenue) Q3 Financial Highlights OUP Margin 7.1% Revenue $108M OUP $8M 9% 8% CC 130 bps rd

12 Manpower Inc. 2008 3 Quarter Results Other Operations Segment (13% of Revenue) Q3 Financial Highlights OUP Margin 1.9% Revenue $747M OUP $14M 13% 6% CC 90 bps 24% 32% CC rd

Manpower Inc. 2008 3   Quarter Results
22%
5%
0%
-9%
16%
6%
15%
-5%
Other
Australia/NZ
Mexico
Japan
Other Operations – Q3 Revenue Growth YoY
Revenue Growth - CC Revenue Growth
% of Segment
Revenue
34%
14%
13%
39%
rd

14 Manpower Inc. 2008 3 Quarter Results Financial Highlights rd

Manpower Inc. 2008 3   Quarter Results
Balance Sheet Highlights
Total Debt
($ in millions)
Total Debt to
Total Capitalization
Total Debt
Net Debt
rd
358
377
453
370
280
135
340
902
735
823
915
999
972
1,014
0
300
600
900
1,200
2004 2005 2006 2007 Q1 Q2
2008
Q3
29%
26%
25%
26%
26%
27%
26%
0%
10%
20%
30%
2004 2005 2006 2007 Q1 Q2
2008
Q3

Manpower Inc. 2008 3   Quarter Results
Interest
Rate
Maturity
Date
Total
Outstanding
Remaining
Available
Euro Notes:
- Euro 200M 4.86% June 2013 281                 -
- Euro 300M 4.58% June 2012 422                 -
Revolving Credit Agreement 5.71% Nov 2012 141                 480
A/R Securitization 3.06% July 2009 73                   27
Uncommitted lines and Other Various Various 55                   312
Total Debt 972                 819
Credit Facilities as of September 30, 2008
($ in millions)
(a)
(b)
(a)
(b)
$625M multi-currency Revolving Credit Agreement provided by 17 banks. No lender represents more than 10% of the total amount. As of September 30, 2008, there was a €100M borrowing under the Revolving Credit Agreement which has been swapped to a fixed rate of 5.71% until July 2010. New borrowings under the agreement would be made at the interbank rate for the relevant currency and tenor plus a credit spread based upon our public debt rating. At September 30, 2008, new 30-day
USD borrowings would cost 4.32% (30-day LIBOR plus 40 bps).
The interest rate is based on the issuance cost of commercial paper from Citigroup conduits which are rated A1+/P1 by the rating agencies. The commercial paper is sold into public, private or bank financing markets. Our cost of funds is comprised of the issuance cost for this commercial paper plus a commission and will vary based on market and interest rate conditions.
Represents borrowings under uncommitted lines of credit & overdraft facilities, which total $365M, and other long-term debt of
$2M. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Agreement, with the exception of Q3 when subsidiary borrowings are limited to $600M.
(c)
(c)
rd

Manpower Inc. 2008 3   Quarter Results
Other
(36)
Change in Cash
94 (149)
22
* 2,231,610 shares in 2008 and 4,944,200 shares in 2007. $11.5M of cash paid in 2008 was for shares repurchased in 2007.
Cash Flow Summary – Nine Months
2008 2007
Cash from Operations 449 299
Capital Expenditures (70) (66)
Free Cash Flow 379 233
Share Repurchases * (125) (360)
Change in Debt
(224)
16
($ in millions)
Proceeds from Equity Plans
13
40
Acquisitions of Businesses,
net of cash acquired
(100)
87
rd

Manpower Inc. 2008 3   Quarter Results
Fourth Quarter Outlook
Revenue
U.S.
Down 2-4%
France
Down 21-23% (Down 15-17% CC)
Down 11-13%
Italy
(Down 4-6% CC)
Jefferson Wells
Right Management
Up 4-6%
(Up 7-9% CC)
Other
Up 5-7% (Up 0-2% CC)
Total
Down 9-11%
(Down 5-7% CC)
Gross Profit Margin
18.6-18.8%
Operating Profit Margin
2.6-2.8%
Tax Rate
36.5%
EPS
$0.97-$1.01
(Neg. $.06 Currency)
Down 16-18%
Other EMEA
(Up/Down 1% CC)
Down 6-8%
rd

Manpower Inc. 2008 3 Quarter Results Questions? Answers October 21, 2008 rd